UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6325

Dreyfus Midcap Index Fund, Inc.

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10 /31 /11

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
21	Statement of Financial Futures
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Midcap Index Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Midcap Index Fund, Inc., covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery into the first quarter of 2011, but sentiment subsequently deteriorated due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Stocks have been sensitive to these macroeconomic developments, often regardless of underlying company fundamentals. Indeed, market declines were particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt, while October ranked as one of the best months of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Midcap Index Fund produced a total return of 8.00%.1 The Standard & Poor’s MidCap 400 Index (the “S&P 400 Index”), the fund’s benchmark, produced a total return of 8.55% for the same period.2,3

Although midcap stocks rallied through the first quarter of 2011 as an economic recovery appeared to gain traction, renewed macroeconomic concerns later caused the market to give back many of its previous gains.The fund produced a lower return than its benchmark.The difference in return between the fund and the S&P 400 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 400 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 400 Index by generally investing in all 400 stocks in the S&P 400 Index, in proportion to their respective weightings.The fund may also use stock index futures as a substitute for the sale or purchase of stocks.The S&P 400 Index is composed of 400 stocks of midsize domestic companies across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 400 Index than smaller ones.

Global Economic Concerns Weighed on Equities

Gains in employment, consumer spending and corporate earnings supported a U.S. stock market rally over the first several months of the reporting period as investors looked forward to better business conditions. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan disrupted the global industrial supply chain.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Nonetheless, investors proved resilient at the time, and stocks rebounded quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt and pressures mounted on the banking systems of other members of the European Union. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate regarding U.S. government spending, borrowing and taxes. Stocks suffered bouts of heightened volatility when newly risk-averse investors shifted their focus from more speculative companies and market sectors to industry groups that historically have held up well under uncertain economic conditions.Volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded strongly in October when some macroeconomic worries seemed to ease. Midcap stocks produced modestly higher returns than large-cap stocks for the reporting period overall.

Midcap Stocks Produced Mixed Results

The consumer discretionary, industrials and information technology sectors led the S&P 400 Index’s advance over the reporting period. In the consumer discretionary sector, specialty retailers Dollar Tree and Tractor Supply encountered rising sales due to homeowners’ recovery efforts from a number of severe storms and floods over the summer of 2011. Apparel makers Deckers Outdoor and Under Armour achieved improved financial results amid resilient consumer spending, and automobile components maker BorgWarner gained value after successfully defending its patents.

Among industrial companies, mining equipment manufacturers encountered rising demand from natural resources producers in the Midwestern United States and the emerging markets. For example, Joy Global advanced along with commodity prices early in the reporting period, and Bucyrus International was acquired by a larger competitor seeking a greater overseas presence. In addition, railroads such as Kansas City Southern prospered when rising fuel prices shifted demand from trucks to rail transport. In the information technology sector, a number of midsize companies benefited from their corporate customers’ efforts to boost efficiency and productivity from streamlined workforces.

Disappointments during the reporting period included the telecommunications services sector, which comprises a small portion of the S&P 400 Index.The sector was hurt by competitive pressures affecting service providers such as Telephone & Data Systems. The financials sector ended the reporting period with generally flat results, as shortfalls from capital market participants, thrifts and mortgage finance companies were balanced by better results from real estate investment trusts (REITs). For example, investment firm Jefferies Group was hurt by losses in its securities trading operations, and investors reacted negatively to recent acquisitions by First Niagara Financial Group.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 400 Index by closely approximating its composition. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
Investors cannot invest directly in any index.
3	“Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of
Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.
The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

Average Annual Total Returns as of 10/31/11
	1	Year	5 Years	10 Years
Fund	8.00%		3.60%	7.95%
Standard & Poor’s MidCap 400 Index	8.55%		4.01%	8.43%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Midcap Index Fund, Inc. on 10/31/01 to a
$10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S.
stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Index Fund, Inc. from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

Expenses paid per $1,000†	$2.37
Ending value (after expenses)	$878.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

Expenses paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2011

Common Stocks—99.6%	Shares		Value ($)
Consumer Discretionary—14.0%
99 Cents Only Stores	100,448	[a]	2,189,766
Aaron’s	164,195		4,393,858
Advance Auto Parts	156,078		10,155,995
Aeropostale	169,808	[a,b]	2,319,577
AMC Networks, Cl. A	119,699	[a]	3,904,581
American Eagle Outfitters	412,364		5,414,339
American Greetings, Cl. A	87,155		1,395,352
ANN	109,485	[a,b]	2,916,680
Ascena Retail Group	146,573	[a]	4,235,960
Bally Technologies	91,953	[a]	3,335,135
Barnes & Noble	81,867		1,004,508
Bob Evans Farms	62,687		2,062,402
BorgWarner	231,823	[a]	17,732,141
Brinker International	178,177	[b]	4,080,253
Career Education	127,753	[a]	2,060,656
Cheesecake Factory	121,843	[a]	3,410,386
Chico’s FAS	364,405		4,504,046
Collective Brands	133,868	[a,b]	1,955,811
Deckers Outdoor	81,915	[a]	9,439,885
Dick’s Sporting Goods	202,095	[a]	7,899,894
Dollar Tree	257,387	[a]	20,580,665
DreamWorks Animation SKG, Cl. A	149,316	[a]	2,769,812
Foot Locker	321,586		7,029,870
Fossil	111,184	[a]	11,525,333
Gentex	303,581		9,143,860
Guess?	140,035		4,619,755
Hanesbrands	206,009	[a]	5,432,457
International Speedway, Cl. A	62,461		1,490,319
ITT Educational Services	43,287	[a,b]	2,682,063
John Wiley & Sons, Cl. A	100,094		4,760,471
KB Home	149,612	[b]	1,042,796
Lamar Advertising, Cl. A	120,528	[a,b]	2,710,675
Life Time Fitness	88,347	[a,b]	3,810,406
LKQ	305,365	[a]	8,910,551
Matthews International, Cl. A	63,634		2,236,099

Common Stocks (continued)	Shares		Value ($)
Consumer Discretionary (continued)
MDC Holdings	83,167	[b]	1,862,941
Meredith	76,787	[b]	2,060,195
Mohawk Industries	119,043	[a]	6,267,614
New York Times, Cl. A	246,187	[a,b]	1,875,945
NVR	11,481	[a]	7,379,413
Office Depot	617,582	[a]	1,414,263
Panera Bread, Cl. A	63,624	[a,b]	8,505,893
PetSmart	239,575		11,248,046
Polaris Industries	145,554		9,219,390
PVH	141,151		10,503,046
RadioShack	208,133	[b]	2,478,864
Regis	126,128		2,063,454
Rent-A-Center	131,995		4,507,629
Ryland Group	96,638	[b]	1,304,613
Saks	343,685	[a,b]	3,632,750
Scholastic	49,549		1,330,391
Scientific Games, Cl. A	128,484	[a]	1,116,526
Service Corporation International	505,163		5,051,630
Sotheby’s	140,829		4,959,997
Strayer Education	25,533		2,175,667
Thor Industries	93,424	[b]	2,470,131
Toll Brothers	305,281	[a]	5,324,101
Tractor Supply	150,736		10,693,212
Tupperware Brands	128,070		7,241,078
Under Armour, Cl. A	76,341	[a,b]	6,443,944
Warnaco Group	91,647	[a,b]	4,499,868
Wendy’s	630,557		3,190,618
Williams-Sonoma	219,608		8,244,084
WMS Industries	121,138	[a]	2,654,134
			322,875,794
Consumer Staples—4.3%
Church & Dwight	302,412		13,360,562
Corn Products International	160,913		7,804,280
Energizer Holdings	145,201	[a]	10,714,382
Flowers Foods	237,667	[b]	4,798,497

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Staples (continued)
Green Mountain Coffee Roasters	270,281	[a,b]	17,573,671
Hansen Natural	160,722	[a]	14,318,723
Lancaster Colony	41,824	[b]	2,782,132
Ralcorp Holdings	115,420	[a]	9,330,553
Ruddick	102,362		4,474,243
Smithfield Foods	352,829	[a]	8,065,671
Tootsie Roll Industries	51,994	[b]	1,287,891
Universal	50,094	[b]	2,145,025
Valassis Communications	99,803	[a]	1,949,153
			98,604,783
Energy—6.4%
Arch Coal	448,358		8,169,083
Atwood Oceanics	118,356	[a]	5,058,535
Bill Barrett	100,902	[a]	4,197,523
CARBO Ceramics	41,761	[b]	5,673,232
Cimarex Energy	179,615	[b]	11,495,360
Comstock Resources	104,163	[a]	1,899,933
Dresser-Rand Group	166,839	[a,b]	8,075,008
Dril-Quip	73,676	[a]	4,796,308
Exterran Holdings	139,415	[a,b]	1,324,442
Forest Oil	240,919	[a]	2,809,116
Helix Energy Solutions Group	226,840	[a]	4,096,730
HollyFrontier	440,888		13,530,853
Northern Oil and Gas	131,107	[a]	3,168,856
Oceaneering International	227,538		9,517,915
Oil States International	108,521	[a]	7,554,147
Patriot Coal	197,693	[a,b]	2,483,024
Patterson-UTI Energy	329,147		6,688,267
Plains Exploration & Production	299,305	[a]	9,428,107
Quicksilver Resources	242,441	[a,b]	1,866,796
SM Energy	133,435		11,063,096
Southern Union	263,643		11,080,915
Superior Energy Services	166,283	[a]	4,675,878
Tidewater	108,279	[b]	5,330,575
Unit	85,493	[a]	4,194,287
			148,177,986

Common Stocks (continued)	Shares		Value ($)
Financial—19.1%
Affiliated Managers Group	109,113	[a]	10,104,955
Alexandria Real Estate Equities	130,414	[c]	8,619,061
American Campus Communities	146,198		5,691,488
American Financial Group	164,911		5,908,761
Apollo Investment	418,093		3,461,810
Arthur J. Gallagher & Co.	234,356		7,241,600
Aspen Insurance Holdings	152,343		4,035,566
Associated Banc-Corp	363,702		4,055,277
Astoria Financial	170,872		1,418,238
BancorpSouth	149,374		1,459,384
Bank of Hawaii	100,371	[b]	4,238,667
BRE Properties	157,281	[c]	7,882,924
Brown & Brown	246,309		5,438,503
Camden Property Trust	148,856	[c]	9,026,628
Cathay General Bancorp	160,950		2,251,690
City National	98,450		4,176,249
Commerce Bancshares	163,937		6,360,756
Corporate Office Properties Trust	148,916	[c]	3,611,213
Cousins Properties	226,845	[c]	1,488,103
Cullen/Frost Bankers	129,589	[b]	6,355,045
Duke Realty	527,738	[c]	6,480,623
East West Bancorp	313,936		6,112,334
Eaton Vance	247,620	[b]	6,509,930
Equity One	126,355	[b,c]	2,166,988
Essex Property Trust	68,816	[b,c]	9,824,172
Everest Re Group	114,672		10,311,306
Federal Realty Investment Trust	131,557	[c]	11,676,999
Fidelity National Financial, Cl. A	474,401		7,324,751
First American Financial	224,203		2,690,436
First Niagara Financial Group	622,856		5,724,047
FirstMerit	234,137		3,280,259
Fulton Financial	425,530		4,017,003
Greenhill & Co.	60,840		2,298,535
Hancock Holding	176,900		5,360,070
Hanover Insurance Group	96,841		3,695,453
HCC Insurance Holdings	232,475		6,186,160

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
Highwoods Properties	154,270	[c]	4,779,285
Home Properties	99,108	[c]	5,837,461
Hospitality Properties Trust	260,654	[c]	6,263,516
International Bancshares	108,435		1,964,842
Jefferies Group	310,172	[b]	4,112,881
Jones Lang LaSalle	91,188		5,892,569
Kemper	103,121		2,772,924
Liberty Property Trust	242,929	[b,c]	7,773,728
Macerich	277,780	[b,c]	13,822,333
Mack-Cali Realty	185,689	[c]	5,210,433
Mercury General	75,742		3,279,629
MSCI, Cl. A	255,660	[a]	8,536,487
New York Community Bancorp	924,732		12,308,183
Old Republic International	545,058	[b]	4,818,313
Omega Healthcare Investors	212,902	[b,c]	3,781,140
Potlatch	83,841	[c]	2,723,156
Prosperity Bancshares	99,545	[b]	3,831,487
Protective Life	177,496		3,301,426
Raymond James Financial	213,916		6,496,629
Rayonier	257,138	[c]	10,730,369
Realty Income	267,659	[b,c]	8,942,487
Regency Centers	188,158	[c]	7,706,952
Reinsurance Group of America	155,922		8,143,806
SEI Investments	314,668		5,094,475
Senior Housing Properties Trust	340,146	[c]	7,632,876
SL Green Realty	179,684	[c]	12,396,399
StanCorp Financial Group	94,786	[b]	3,217,037
SVB Financial Group	90,777	[a]	4,170,295
Synovus Financial	1,670,988	[b]	2,506,482
Taubman Centers	121,648	[c]	7,448,507
TCF Financial	334,170		3,555,569
Transatlantic Holdings	132,023		6,870,477
Trustmark	133,494	[b]	2,955,557
UDR	459,928	[c]	11,466,005
Valley National Bancorp	361,433	[b]	4,337,196
W.R. Berkley	239,950		8,352,659

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
Waddell & Reed Financial, Cl. A	181,694		5,038,375
Washington Federal	233,140		3,182,361
Webster Financial	156,557		3,074,779
Weingarten Realty Investors	253,961	[b,c]	5,894,435
Westamerica Bancorporation	62,350	[b]	2,794,527
			439,503,031
Health Care—10.8%
Allscripts Healthcare Solutions	400,785	[a]	7,675,033
AMERIGROUP	104,484	[a]	5,812,445
Bio-Rad Laboratories, Cl. A	41,878	[a]	4,168,955
Catalyst Health Solutions	105,079	[a]	5,776,193
Charles River Laboratories International	109,730	[a]	3,542,084
Community Health Systems	201,221	[a]	3,517,343
Cooper	100,388		6,956,888
Covance	128,312	[a]	6,509,268
Endo Pharmaceuticals Holdings	246,014	[a]	7,948,712
Gen-Probe	100,104	[a]	6,016,250
Health Management Associates, Cl. A	540,282	[a]	4,732,870
Health Net	191,377	[a]	5,318,367
Henry Schein	193,708	[a]	13,427,839
Hill-Rom Holdings	132,449		4,459,558
Hologic	548,058	[a]	8,834,695
IDEXX Laboratories	121,118	[a,b]	8,719,285
Kinetic Concepts	130,014	[a]	8,891,657
LifePoint Hospitals	109,821	[a]	4,245,680
Lincare Holdings	197,461	[b]	4,650,207
Masimo	127,375		2,634,115
Medicis Pharmaceutical, Cl. A	133,196		5,100,075
Mednax	101,582	[a]	6,684,096
Mettler-Toledo International	67,285	[a]	10,334,976
Omnicare	242,521	[b]	7,231,976
Owens & Minor	136,081	[b]	4,071,544
Perrigo	193,609		17,479,021
Pharmaceutical Product Development	236,940		7,816,651
Resmed	319,790	[a]	9,050,057
STERIS	125,766		3,896,231

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care (continued)
Techne	78,406		5,394,333
Teleflex	85,801		5,136,048
Thoratec	125,368	[a]	4,577,186
United Therapeutics	107,561	[a]	4,703,643
Universal Health Services, Cl. B	207,930		8,310,962
VCA Antech	184,237	[a]	3,743,696
Vertex Pharmaceuticals	438,444	[a]	17,357,998
WellCare Health Plans	90,823	[a,b]	4,451,235
			249,177,172
Industrial—15.5%
Acuity Brands	89,999	[b]	4,166,954
Aecom Technology	250,489	[a]	5,240,230
AGCO	201,828	[a]	8,846,121
Alaska Air Group	75,166	[a]	5,000,794
Alexander & Baldwin	87,322		3,624,736
Alliant Techsystems	69,683		4,047,189
AMETEK	340,149		13,442,688
BE Aerospace	217,353	[a]	8,200,729
Brink’s	100,046		2,780,278
Carlisle	130,986		5,464,736
Clean Harbors	98,502	[a]	5,739,711
Con-way	118,355		3,487,922
Copart	119,637	[a]	5,210,191
Corporate Executive Board	72,690		2,659,727
Corrections Corp. of America	229,382	[a]	5,099,162
Crane	102,187		4,507,469
Deluxe	110,340		2,606,231
Donaldson	159,357		10,206,816
Esterline Technologies	64,119	[a]	3,584,252
Fortune Brands Home & Security	324,967	[a]	4,721,771
FTI Consulting	88,742	[a,b]	3,497,322
Gardner Denver	111,285		8,605,669
GATX	98,977		3,759,146
General Cable	107,963	[a]	3,027,282
Graco	126,366		5,426,156
Granite Construction	74,220		1,669,950

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)
Harsco	168,955		3,894,413
Herman Miller	119,236		2,462,223
HNI	93,952		2,259,546
Hubbell, Cl. B	126,081		7,538,383
Huntington Ingalls Industries	103,945	[a]	3,066,377
IDEX	174,628		6,190,563
ITT	195,049		3,419,209
ITT Exelis	389,422		4,400,469
JB Hunt Transport Services	193,871		8,202,682
JetBlue Airways	414,213	[a]	1,855,674
Kansas City Southern	232,080	[a]	14,660,494
KBR	320,053		8,932,679
Kennametal	170,893		6,646,029
Kirby	116,294	[a]	7,156,733
Korn/Ferry International	98,841	[a]	1,578,491
Landstar System	100,455		4,483,307
Lennox International	110,150		3,545,728
Lincoln Electric Holdings	178,109		6,483,168
Manpower	174,090		7,510,243
Mine Safety Appliances	64,272		2,156,326
MSC Industrial Direct, Cl. A	98,088		6,670,965
Nordson	127,623	[b]	5,917,878
Oshkosh	188,985	[a]	3,942,227
Pentair	209,108	[b]	7,517,433
Regal-Beloit	88,087		4,680,062
Rollins	136,751		2,978,437
Shaw Group	151,418	[a]	3,521,983
SPX	107,412		5,865,769
Terex	227,321	[a]	3,782,621
Thomas & Betts	110,119	[a]	5,471,813
Timken	177,404		7,472,256
Towers Watson & Co., Cl. A	109,455		7,191,193
Trinity Industries	167,526		4,568,434
Triumph Group	79,492		4,618,485
United Rentals	135,950	[a,b]	3,182,589
URS	167,444	[a]	5,977,751

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)
UTi Worldwide	214,137		3,128,542
Valmont Industries	47,193		4,046,800
Wabtec	101,611		6,826,227
Waste Connections	237,835		8,098,282
Watsco	59,316	[b]	3,657,425
Werner Enterprises	97,007	[b]	2,299,066
Woodward	125,869		4,264,442
			356,746,649
Information Technology—16.1%
ACI Worldwide	70,595	[a,b]	2,165,149
Acxiom	165,415	[a]	2,181,824
ADTRAN	135,616		4,556,698
Advent Software	71,244	[a]	1,952,086
Alliance Data Systems	107,779	[a]	11,040,881
ANSYS	193,950	[a]	10,543,122
AOL	227,236	[a,b]	3,208,572
Arrow Electronics	242,871	[a]	8,755,500
Atmel	979,941	[a]	10,348,177
Avnet	325,212	[a]	9,857,176
Broadridge Financial Solutions	263,577		5,864,588
Cadence Design Systems	574,311	[a,b]	6,357,623
Ciena	197,401	[a,b]	2,601,745
Concur Technologies	99,858	[a]	4,645,394
Convergys	256,328	[a]	2,742,710
CoreLogic	224,748	[a]	2,735,183
Cree	245,390	[a,b]	6,537,190
Cypress Semiconductor	361,272	[a]	6,903,908
Diebold	137,034		4,423,457
Digital River	83,811	[a]	1,536,256
DST Systems	74,805		3,754,463
Equinix	98,911	[a]	9,496,445
FactSet Research Systems	97,385		9,682,017
Fair Isaac	81,850		2,238,597
Fairchild Semiconductor International	272,357	[a]	4,077,184
Gartner	201,516	[a]	7,762,396
Global Payments	169,592		7,787,665

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Informatica	224,656	[a]	10,221,848
Ingram Micro, Cl. A	336,231	[a]	6,011,810
Integrated Device Technology	322,815	[a]	1,962,715
International Rectifier	144,404	[a]	3,507,573
Intersil, Cl. A	262,129		3,137,684
Itron	86,576	[a]	3,185,131
Jack Henry & Associates	184,096		5,966,551
Lam Research	263,054	[a]	11,308,691
Lender Processing Services	182,796	[b]	3,208,070
ManTech International, Cl. A	46,811	[b]	1,644,470
Mentor Graphics	199,919	[a,b]	2,271,080
MICROS Systems	171,781	[a]	8,455,061
National Instruments	194,246		5,188,311
NCR	330,980	[a]	6,301,859
NeuStar, Cl. A	153,025	[a]	4,864,665
Parametric Technology	246,986	[a]	5,144,718
Plantronics	98,779		3,300,206
Polycom	372,637	[a]	6,159,690
QLogic	216,506	[a]	3,024,589
Quest Software	127,987	[a]	2,251,291
Rackspace Hosting	216,313	[a,b]	8,953,195
RF Micro Devices	590,814	[a,b]	4,336,575
Riverbed Technology	323,962	[a]	8,934,872
Rovi	234,973	[a]	11,640,562
Semtech	138,743	[a]	3,388,104
Silicon Laboratories	95,020	[a,b]	4,062,105
Skyworks Solutions	396,463	[a]	7,853,932
Solera Holdings	149,698		8,178,002
Synopsys	307,063	[a]	8,232,359
Tech Data	92,109	[a]	4,529,921
TIBCO Software	341,314	[a]	9,860,561
Trimble Navigation	257,058	[a]	10,387,714
ValueClick	173,657	[a,b]	3,056,363
Varian Semiconductor
Equipment Associates	160,008	[a]	10,043,702
VeriFone Systems	218,444	[a]	9,220,521

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Vishay Intertechnology	332,847	[a]	3,578,105
Zebra Technologies, Cl. A	116,247	[a]	4,154,668
			371,283,280
Materials—6.4%
Albemarle	193,817		10,328,508
AptarGroup	142,234		6,822,965
Ashland	165,795		8,780,503
Cabot	137,670		4,154,881
Carpenter Technology	93,806		5,320,676
Commercial Metals	246,066		3,058,600
Compass Minerals International	70,181		5,338,669
Cytec Industries	105,047		4,692,449
Domtar	84,754		6,942,200
Greif, Cl. A	65,081		2,914,327
Intrepid Potash	109,319	[a,b]	3,042,348
Louisiana-Pacific	278,182	[a]	1,849,910
Martin Marietta Materials	96,428	[b]	6,959,209
Minerals Technologies	39,140		2,146,438
NewMarket	22,716	[b]	4,410,084
Olin	167,362		3,156,447
Packaging Corp. of America	210,626		5,493,126
Reliance Steel & Aluminum	158,306		6,995,542
Rock-Tenn, Cl. A	149,351		8,840,086
RPM International	274,241		6,162,195
Scotts Miracle-Gro, Cl. A	95,410	[b]	4,628,339
Sensient Technologies	106,823		3,948,178
Silgan Holdings	104,667		3,929,199
Sonoco Products	208,357		6,540,326
Steel Dynamics	461,771		5,767,520
Temple-Inland	231,747		7,371,872
Valspar	195,692		6,823,780
Worthington Industries	118,847	[b]	2,053,676
			148,472,053
Telecommunication Services—.5%
Telephone & Data Systems	192,202		4,455,242

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services (continued)
TW Telecom	318,136	[a]	5,885,516
			10,340,758
Utilities—6.5%
AGL Resources	165,476		6,940,063
Alliant Energy	232,543		9,483,104
Aqua America	288,781	[b]	6,408,050
Atmos Energy	188,714		6,476,664
Black Hills	81,074		2,733,004
Cleco	129,574		4,777,393
DPL	244,636		7,424,703
Energen	153,374		7,524,528
Great Plains Energy	285,815		5,927,803
Hawaiian Electric Industries	203,656		5,158,606
IDACORP	105,801		4,272,244
MDU Resources Group	401,581		8,276,584
National Fuel Gas	173,459		10,631,302
NSTAR	218,787		9,865,106
NV Energy	499,006		8,004,056
OGE Energy	205,339		10,624,240
PNM Resources	183,359		3,296,795
Questar	377,950		7,283,096
UGI	235,283		6,745,564
Vectren	173,864		4,934,260
Westar Energy	243,751		6,644,652
WGL Holdings	107,983		4,622,752
			148,054,569
Total Common Stocks
(cost $1,960,328,476)			2,293,236,075
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.03%, 3/22/12	435,000	[d]	434,944
0.04%, 3/8/12	1,065,000	[d]	1,064,915
Total Short-Term Investments
(cost $1,499,779)			1,499,859

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,834,109)	11,834,109 [e]	11,834,109

Investment of Cash Collateral
for Securities Loaned—5.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $126,214,503)	126,214,503 [e]	126,214,503

Total Investments (cost $2,099,876,867)	105.7%	2,432,784,546
Liabilities, Less Cash and Receivables	(5.7%)	(130,641,710)
Net Assets	100.0%	2,302,142,836

a	Non-income producing security.
b	Security, or portion thereof, on loan.At October 31, 2011, the value of the fund’s securities on loan was $117,924,760 and the value of the collateral held by the fund was $126,214,503.
c	Investment in real estate investment trust.
d	Held by a broker as collateral for open financial futures positions.
e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	19.1	Materials	6.4
Information Technology	16.1	Short-Term/
Industrial	15.5	Money Market Investments	6.1
Consumer Discretionary	14.0	Consumer Staples	4.3
Health Care	10.8	Telecommunication Services	.5
Utilities	6.5
Energy	6.4		105.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
October 31, 2011

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2011	($)
Financial Futures Long
Standard & Poor’s
Midcap 400 E-mini	109	9,658,490	December 2011	610,065

See notes to financial statements.

The Fund	21

\STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $117,924,760)—Note 1(b):
Unaffiliated issuers	1,961,828,255	2,294,735,934
Affiliated issuers	138,048,612	138,048,612
Cash		1,906,811
Receivable for shares of Common Stock subscribed		2,872,164
Receivable for investment securities sold		1,913,104
Dividends and securities lending income receivable		1,193,603
		2,440,670,228
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		929,226
Liability for securities on loan—Note 1(b)		126,214,503
Payable for investment securities purchased		7,808,572
Payable for shares of Common Stock redeemed		3,067,046
Payable for futures variation margin—Note 4		508,045
		138,527,392
Net Assets ($)		2,302,142,836
Composition of Net Assets ($):
Paid-in capital		1,893,922,377
Accumulated undistributed investment income—net		11,022,136
Accumulated net realized gain (loss) on investments		63,674,579
Accumulated net unrealized appreciation (depreciation)
on investments (including $616,065 net unrealized
appreciation on financial futures)		333,523,744
Net Assets ($)		2,302,142,836
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		83,822,053
Net Asset Value, offering and redemption price per share ($)		27.46

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	28,122,629
Affiliated issuers	73,015
Income from securities lending—Note 1(b)	191,471
Interest	3,433
Total Income	28,390,548
Expenses:
Management fee—Note 3(a)	6,210,179
Shareholder servicing costs—Note 3(b)	6,210,179
Directors’ fees—Note 3(a)	129,832
Loan commitment fees—Note 2	32,397
Interest expense—Note 2	471
Total Expenses	12,583,058
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(129,832)
Net Expenses	12,453,226
Investment Income—Net	15,937,322
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	88,772,761
Net realized gain (loss) on financial futures	11,105,415
Net Realized Gain (Loss)	99,878,176
Net unrealized appreciation (depreciation) on investments	65,652,086
Net unrealized appreciation (depreciation) on financial futures	(2,622,462)
Net Unrealized Appreciation (Depreciation)	63,029,624
Net Realized and Unrealized Gain (Loss) on Investments	162,907,800
Net Increase in Net Assets Resulting from Operations	178,845,122

See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	15,937,322	21,292,347
Net realized gain (loss) on investments	99,878,176	98,002,035
Net unrealized appreciation
(depreciation) on investments	63,029,624	347,035,577
Net Increase (Decrease) in Net Assets
Resulting from Operations	178,845,122	466,329,959
Dividends to Shareholders from ($):
Investment income—net	(19,304,456)	(20,005,002)
Net realized gain on investments	(33,758,375)	—
Total Dividends	(53,062,831)	(20,005,002)
Capital Stock Transactions ($):
Net proceeds from shares sold	783,432,779	635,553,846
Dividends reinvested	49,197,626	18,547,196
Cost of shares redeemed	(857,363,779)	(657,496,798)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,733,374)	(3,395,756)
Total Increase (Decrease) in Net Assets	101,048,917	442,929,201
Net Assets ($):
Beginning of Period	2,201,093,919	1,758,164,718
End of Period	2,302,142,836	2,201,093,919
Undistributed investment income—net	11,022,136	14,389,270
Capital Share Transactions (Shares):
Shares sold	27,510,306	26,641,400
Shares issued for dividends reinvested	1,753,164	808,509
Shares redeemed	(30,150,682)	(27,836,890)
Net Increase (Decrease) in Shares Outstanding	(887,212)	(386,981)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	25.98	20.66	18.95	33.19	29.91
Investment Operations:
Investment income—net[a]	.18	.25	.26	.31	.38
Net realized and unrealized
gain (loss) on investments	1.91	5.31	2.73	(11.42)	4.36
Total from Investment Operations	2.09	5.56	2.99	(11.11)	4.74
Distributions:
Dividends from
investment income—net	(.22)	(.24)	(.32)	(.35)	(.28)
Dividends from net realized
gain on investments	(.39)	—	(.96)	(2.78)	(1.18)
Total Distributions	(.61)	(.24)	(1.28)	(3.13)	(1.46)
Net asset value, end of period	27.46	25.98	20.66	18.95	33.19
Total Return (%)	8.00	27.05	17.89	(36.64)	16.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.64	1.07	1.45	1.16	1.20
Portfolio Turnover Rate	19.40	14.15	21.72	24.48	22.53
Net Assets, end of period
($ x 1,000)	2,302,143	2,201,094	1,758,165	1,581,926	2,491,415

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective seeks to match the performance of the Standard & Poor’s MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered invest-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

ment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	2,290,107,533	—	—	2,290,107,533
Equity Securities—
Foreign†	3,128,542			3,128,542
Mutual Funds	138,048,612	—		138,048,612
U.S. Treasury	—	1,499,859	—	1,499,859
Other Financial
Instruments:
Futures††	616,065	—	—	616,065

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011, The Bank of New York Mellon earned $82,059 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2010	($)	Purchases ($)	Sales ($) 10/31/2011 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	66,173,000		544,774,069	599,112,960 11,834,109.5
Dreyfus
Institutional
Cash
Advantage
Fund+	196,936,518		554,455,189	625,177,204 126,214,503	5.5
Total	263,109,518		1,099,229,258	1,224,290,164 138,048,612	6.0

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,610,385, undistributed capital gains $93,642,772 and unrealized appreciation $301,967,302.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $19,304,456 and $20,005,002 and long-term capital gains $33,758,375 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2011, was approximately $34,200 with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex.Annual retainer fees and attendance fees are allocated to each fund based on net assets. During the period ended October 31, 2011, fees reimbursed by the Manager amounted to $129,832.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at the annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, the fund was charged $6,210,179 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $464,613 and shareholder services plan fees $464,613.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2011, amounted to $491,298,531 and $471,224,742, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Equity futures contracts	56,385,421

At October 31, 2011, the cost of investments for federal income tax purposes was $2,130,817,244; accordingly, accumulated net unrealized appreciation on investments was $301,967,302, consisting of $542,521,813 gross unrealized appreciation and $240,554,511 gross unrealized depreciation.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Midcap Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Index Fund, Inc., including the statements of investments and financial futures, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Index Fund, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2011

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2011 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2011, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $16,205,260 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.Also, the fund hereby designates $.3823 per share as a long-term capital gain distribution paid on December 29, 2010 and also designates $.0070 per share as a long-term capital gain distribution paid on March 29, 2011.

The Fund	37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

            (a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,078 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011.  These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2010 and $-0- in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,050 in 2010 and $2,742 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2010 and $-0- in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $744 in 2010 and $876  in 2011.  These services consisted of a review of the Registrant’s anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2010 and $-0- in 2011.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,544,905 in 2010 and $16,139,606  in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Dreyfus Midcap Index Fund, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

By: /s/ James Windels,
James Windels, Treasurer
Date:	December 19, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)